                                                                   EXHIBIT 99(A)

                           DISCOVER CARD MASTER TRUST
                                 Series 1993-1
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1998


Pursuant to the Series Supplement dated as of October 27, 1993, for Series 1993-1, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993, (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the transition period from January 1, 1998 through November 30, 1998. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Eleven Months Ended November 30, 1998
    -----------------------------------------------------------------------

    1.  Class A Certificates
        --------------------

       (a) The amount of distribution to Class A
           Certificateholders on the related Distribution
           Dates.

                                 Total            Interest             Principal
                      ----------------------------------------------------------

                       $472,372,038.52      $34,872,038.52       $437,500,000.00

       (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total            Interest             Principal
                         -------------------------------------------------------

                         $629.82938469        $46.49605136         $583.33333333

     2. Class B Certificates
        --------------------

       (a) The amount of distribution to Class
           B Certificateholders on the related
           Distribution Dates.

                                 Total            Interest             Principal
                         -------------------------------------------------------

                         $2,325,829.88       $2,325,829.88                 $0.00

       (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total            Interest             Principal
                          ------------------------------------------------------

                          $48.58333257        $48.58333257           $0.00000000

Series 1993-1

B.  Information Regarding the Performance of the Trust

    1. Collections of Receivables

       (a) The aggregate amount of Finance Charge Collections
           processed during the related Due Periods.           $3,783,921,156.93


       (b) The aggregate amount of Principal Collections
           processed during the related Due Periods.          $31,239,912,583.66


       (c) The aggregate amount of Finance Charge
           Collections processed during the related Due
           Periods which was allocated in respect of the
           Class A Certificates.                                 $112,572,569.35


       (d) The aggregate amount of Principal
           Collections processed during the related
           Due Periods which was allocated in respect
           of the Class A Certificates.                          $929,325,010.32


       (e) The aggregate amount of Finance Charge
           Collections processed during the related Due
           Periods which was allocated in respect of the
           Class B Certificates.                                   $8,602,863.76


       (f) The aggregate amount of Principal
           Collections processed during the related Due
           Periods which was allocated in respect of the
           Class B Certificates.                                  $71,008,158.08


       (g) The aggregate amount of Finance Charge
           Collections processed during the related Due
           Periods which was allocated in respect of the
           Seller Certificate.                                   $694,278,397.74


       (h) The aggregate amount of Principal
           Collections processed during the related Due
           Periods which was allocated in respect of the
           Seller Certificate.                                 $5,740,160,564.16


    2. Investor Losses:  Reimbursement of Charge-Offs
       ----------------------------------------------

      (a)  The aggregate amount of Class A and Class B
           Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                     Class A          Class B
                                                     -------          -------

                                                          $0.00            $0.00

       (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                                  Class A             Class B
                                                  -------             -------

                                                  0.00000000          0.00000000

       (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                                  Class A             Class B
                                                  -------             -------

                                                       $0.00               $0.00

       (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                                  Class A             Class B
                                                  -------             -------

                                                  0.00000000          0.00000000

       (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the eleven months ended November 30, 1998.

                                                  Class A             Class B
                                                  -------             -------

                                                       $0.00               $0.00

       (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                  Class A             Class B
                                                  -------             -------

                                                  0.00000000          0.00000000


    3. Investor Servicing Fee
       ----------------------
       (a) The amount of Class A and Class B Monthly
           Servicing Fee payable by Trust to the
           Servicer for the eleven months ended
           November 30, 1998.

                                                  Class A             Class B
                                                  -------             -------

                                              $11,562,500.00         $877,671.63


    4. Available Credit Enhancement Amount
       -----------------------------------
       (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1998.

                                             Shared Amount      Class B Amount
                                             -------------      --------------

                                               $9,009,325.00      $15,957,460.00

       (b) The amount set forth in paragraph (a) above as a percentage of the Series
           Invested amount and the Class B Interest.

                                            Shared Amount         Class B Amount
                                            -------------         --------------

                                                 2.50%                  33.33%
    5. The Pool Factor
       ---------------

       The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1998, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

       (a) Class A and Class B Certificates.

                                                Class A                Class B
                                                -------                -------

                                               0.41666667             1.00000000

                           DISCOVER CARD MASTER TRUST
                                 Series 1993-2
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1998


Pursuant to the Series Supplement dated as of December 1, 1993, for Series 1993-2, and relating to the Pooling and Servicing Agreement dated as of November 1, 1993,(the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the transition period from January 1, 1998 through November 30, 1998. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A. Information Regarding the Aggregate Distributions for the Eleven Months Ended November 30, 1998
    -----------------------------------------------------------------------

    1.  Class A Certificates
        --------------------

        (a) The amount of distribution to Class A
            Certificateholders on the related Distribution
            Dates.

                                  Total            Interest            Principal
                        --------------------------------------------------------

                        $435,100,000.02      $35,100,000.00      $400,000,000.02

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest            Principal
                          ------------------------------------------------------

                          $543.87500003        $43.87500000        $500.00000003


    2.  Class B Certificates
        --------------------

        (a) The amount of distribution to Class B
            Certificateholders on the related Distribution
            Dates.

                                  Total            Interest            Principal
                          ------------------------------------------------------

                          $1,756,979.62       $1,756,979.62                $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest            Principal
                           -----------------------------------------------------

                           $52.70833443        $52.70833443          $0.00000000

Series 1993-2

B.  Information Regarding the Performance of the Trust
    --------------------------------------------------

    1.  Collections of Receivables
        --------------------------

        (a) The aggregate amount of Finance Charge Collections
            processed during the related Due Periods.          $3,783,921,156.93

        (b) The aggregate amount of Principal Collections
            processed during the related Due Periods.         $31,239,912,583.66

        (c) The aggregate amount of Finance Charge Collections
            processed during the related Due Periods which was
            allocated in respect of the Class A Certificates.    $126,704,652.08

        (d) The aggregate amount of Principal Collections
            processed during the related Due Periods which was
            allocated in respect of the Class A Certificates.  $1,045,672,384.23

        (e) The aggregate amount of Finance Charge Collections
            processed during the related Due Periods which was
            allocated in respect of the Class B Certificates.      $6,004,930.34

        (f) The aggregate amount of Principal Collections
            processed during the related Due Periods which was
            allocated in respect of the Class B Certificates.     $49,567,050.69

        (g) The aggregate amount of Finance Charge Collections
            processed during the related Due Periods which was
            allocated in respect of the Seller Certificate.      $694,278,397.74

        (h) The aggregate amount of Principal Collections
            processed during the related Due Periods which was
            allocated in respect of the Seller Certificate.    $5,740,160,564.16

    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a) The aggregate amount of Class A and Class B
            Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                Class A                Class B
                                                -------                -------

                                                    $0.00                  $0.00

        (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                                Class A              Class B
                                                -------              -------

                                                  0.00000000          0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                                Class A              Class B
                                                -------              -------

                                                       $0.00               $0.00


        (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                                Class A              Class B
                                                -------              -------

                                                  0.00000000          0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the eleven months ended November 30, 1998.

                                                Class A              Class B
                                                -------              -------

                                                       $0.00               $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                Class A              Class B
                                                -------              -------

                                                  0.00000000          0.00000000


    3.  Investor Servicing Fee
        ----------------------
        (a) The amount of Class A and Class B Monthly
            Servicing Fee payable by Trust to the Servicer for the eleven months ended November 30, 1998.

                                                Class A              Class B
                                                -------              -------

                                              $12,999,999.98         $611,123.37


    4.  Available Credit Enhancement Amount
        -----------------------------------
        (a) The amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1998.

                                         Shared Amount         Class B Amount
                                         -------------         --------------

                                              $16,666,680.00       $8,333,340.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                           Shared Amount         Class B Amount
                                           -------------         --------------

                                                 3.85%                  25.00%

    5.  The Pool Factor
        ---------------

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1998, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a) Class A and Class B Certificates.

                                               Class A               Class B
                                               -------               -------

                                              0.50000000              1.00000000

                           DISCOVER CARD MASTER TRUST
                                 Series 1993-3
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1998


Pursuant to the Series Supplement dated as of November 23, 1993, for Series 1993-3, and relating to the Pooling and Servicing Agreement dated as of November 1, 1993,(the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the transition period from January 1, 1998 through November 30, 1998. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Eleven Months
   -----------------------------------------------------------------------
   Ended November 30, 1998
   -----------------------


1. Class A Certificates
   --------------------

     (a) The amount of distribution to Class A
         Certificateholders on the related Distribution
         Dates.

                                                      Total          Interest        Principal
                                               --------------------------------------------------
                                             $21,699,999.96    $21,699,999.96            $0.00

     (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                                      Total          Interest        Principal
                                               --------------------------------------------------
                                             $61.99999989     $61.99999989         $0.00000000

2. Class B Certificates
   --------------------

     (a) The amount of distribution to Class
         B Certificateholders on the related Distribution
         Dates.

                                                      Total          Interest        Principal
                                               --------------------------------------------------
                                              $1,063,798.56     $1,063,798.56            $0.00



     (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                                      Total          Interest        Principal
                                               --------------------------------------------------
                                               $64.50000364      $64.50000364      $0.00000000



Series 1993-3

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

     (a) The aggregate amount of Finance Charge Collections processed during the
         related Due Periods.                                                            $3,783,921,156.93


     (b) The aggregate amount of Principal Collections processed during the
         related Due Periods.                                                           $31,239,912,583.66


     (c) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of the Class A
         Certificates.                                                                      $62,887,478.83


     (d) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the Class A
         Certificates.                                                                     $519,277,907.10


     (e) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of the Class B
         Certificates.                                                                       $2,936,616.29


     (f) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the Class B
         Certificates.                                                                      $24,249,570.67


     (g) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of the Seller
         Certificate.                                                                      $694,278,397.74


     (h) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the Seller
         Certificate.                                                                    $5,740,160,564.16

2. Investor Losses:  Reimbursement of Charge-Offs

     (a) The aggregate amount of Class A and Class B Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                                    Class A                Class B
                                                                    -------                -------
                                                                        $0.00                  $0.00


     (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                                                              Class A                Class B
                                                                              -------                -------
                                                                              0.00000000             0.00000000

     (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor
         Losses

                                                                              Class A                Class B
                                                                              -------                -------
                                                                                $0.00                  $0.00


     (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                              0.00000000             0.00000000

     (e) The aggregate amount of unreimbursed Class A and Class B Investor
         Losses in the Trust as of the end of the eleven months ended November
         30, 1998.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                                $0.00                  $0.00

     (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                              0.00000000             0.00000000


3. Investor Servicing Fee
     (a) The amount of Class A and Class B Monthly Servicing Fee payable by
         Trust to the Servicer for the eleven months ended November 30, 1998.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                              $6,416,666.63          $302,371.63


4. Available Credit Enhancement Amount
     (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1998.

                                                                             Shared Amount         Class B Amount
                                                                             -------------         --------------

                                                                             $9,162,325.00          $5,497,395.00




     (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                                                              Shared Amount         Class B Amount
                                                                              -------------         --------------
                                                                                     2.50%                33.33%

5. The Pool Factor

   The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1998, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.


   (a) Class A and Class B Certificates.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                              1.00000000             1.00000000


                           DISCOVER CARD MASTER TRUST
                                 Series 1994-2
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1998


Pursuant to the Series Supplement dated as of October 14, 1994, for Series 1994-2, and relating to the Pooling and Servicing Agreement dated as of October 1, 1994, (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the transition period from January 1, 1998 through November 30, 1998. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A. Information Regarding the Aggregate Distributions for the Eleven Months Ended November 30, 1998

     1.  Class A Certificates

     (a) The amount of distribution to Class A
         Certificateholders on the related Distribution
         Dates.
                                        Total          Interest        Principal
                         -------------------------------------------------------
                               $47,595,553.32    $47,595,553.32            $0.00

     (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                         -------------------------------------------------------
                                 $55.99476861      $55.99476861      $0.00000000

2.   Class B Certificates

     (a) The amount of distribution to Class
         B Certificateholders on the related Distribution
         Dates.
                                        Total          Interest        Principal
                         -------------------------------------------------------
                                $3,301,217.81     $3,301,217.81            $0.00

     (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                         -------------------------------------------------------
                                 $73.79166708      $73.79166708      $0.00000000

Series 1994-2

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

     (a) The aggregate amount of Finance Charge Collections processed during the
         related Due Periods.                                                          $3,783,921,156.93


     (b) The aggregate amount of Principal Collections processed during the
         related Due Periods.                                                         $31,239,912,583.66


     (c) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of the Class A
         Certificates.                                                                   $152,634,577.83


     (d) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the Class A
         Certificates.                                                                 $1,260,317,460.37


     (e) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of the Class B
         Certificates.                                                                     $8,055,328.26


     (f) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the Class B
         Certificates.                                                                    $66,579,959.58


     (g) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of the Seller
         Certificate.                                                                    $694,278,397.74


     (h) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the Seller
         Certificate.                                                                  $5,740,160,564.16

2.  Investor Losses:  Reimbursement of Charge-Offs

     (a) The aggregate amount of Class A and Class B Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                                              Class A           Class B
                                                                              -------           -------
                                                                                $0.00             $0.00


     (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                                                              Class A                Class B
                                                                              -------                -------
                                                                              0.00000000             0.00000000

     (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor
         Losses

                                                                              Class A                Class B
                                                                              -------                -------
                                                                                $0.00                  $0.00


     (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                              0.00000000            0.00000000

     (e) The aggregate amount of unreimbursed Class A and Class B Investor
         Losses in the Trust as of the end of the eleven months ended November
         30, 1998.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                                 $0.00                 $0.00

     (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                              0.00000000             0.00000000


3.   Investor Servicing Fee
     (a) The amount of Class A and Class B Monthly Servicing Fee payable by
         Trust to the Servicer for the eleven months ended November 30, 1998.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                              $15,583,333.37         $820,178.37


4. Available Credit Enhancement Amount
     (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1998.

                                                                              Shared Amount         Class B Amount
                                                                              -------------         --------------
                                                                                 $0.00              $44,736,850.00



     (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.


                                                                              Shared Amount          Class B Amount
                                                                              --------------         --------------
                                                                                    0.00%               100.00%

5.   The Pool Factor

     The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1998, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

     (a) Class A and Class B Certificates.


                                                                              Class A                Class B
                                                                              -------                -------
                                                                              1.000000000            1.00000000


                           DISCOVER CARD MASTER TRUST
                                 Series 1994-3
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1998


Pursuant to the Series Supplement dated as of October 20, 1994, for Series 1994-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1994, (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the transition period from January 1, 1998 through November 30, 1998. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Eleven Months Ended November 30, 1998

     1.  Class A Certificates

     (a) The amount of distribution to Class A Certificateholders on the related
         Distribution Dates.

                                                                       Total          Interest        Principal
                                                                ------------------------------------------------
                                                               $40,876,076.47   $40,876,076.47            $0.00

     (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                                                       Total          Interest        Principal
                                                                ------------------------------------------------
                                                               $54.50143529     $54.50143529          $0.00000000

     2.  Class B Certificates

     (a) The amount of distribution to Class B Certificateholders on the related
         Distribution Dates.

                                                                       Total          Interest        Principal
                                                                ------------------------------------------------
                                                               $2,804,298.75    $2,804,298.75           $0.00

     (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                                                       Total          Interest        Principal
                                                                ------------------------------------------------
                                                               $71.04166667     $71.04166667          $0.00000000

Series 1994-3

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

     (a) The aggregate amount of Finance Charge Collections processed during the
         related Due Periods.                                                          $3,783,921,156.93


     (b) The aggregate amount of Principal Collections processed during the
         related Due Periods.                                                         $31,239,912,583.66


     (c) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of the Class A
         Certificates.                                                                   $134,642,148.27


     (d) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the Class A
         Certificates.                                                                 $1,111,730,737.41


     (e) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of the Class B
         Certificates.                                                                     $7,140,106.68


     (f) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the Class B
         Certificates.                                                                    $58,939,024.47


     (g) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of the Seller
         Certificate.                                                                    $694,278,397.74


     (h) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the Seller
         Certificate.                                                                  $5,740,160,564.16


2.  Investor Losses:  Reimbursement of Charge-Offs

     (a) The aggregate amount of Class A and Class B Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                                    $0.00                  $0.00




     (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                                                              Class A                Class B
                                                                              -------                -------
                                                                              0.00000000             0.00000000

     (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor
         Losses

                                                                              Class A                Class B
                                                                              -------                -------
                                                                                    $0.00                 $0.00


     (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                              0.00000000             0.00000000

     (e) The aggregate amount of unreimbursed Class A and Class B Investor
         Losses in the Trust as of the end of the eleven months ended November
         30, 1998.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                                    $0.00                 $0.00

     (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                              0.00000000             0.00000000


3. Investor Servicing Fee
     (a) The amount of Class A and Class B Monthly Servicing Fee payable by
         Trust to the Servicer for the eleven months ended November 30, 1998.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                              $13,750,000.00         $723,690.00


4. Available Credit Enhancement Amount

     (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1998.

                                                                              Shared Amount         Class B Amount
                                                                              -------------         ---------------
                                                                                       $0.00          $39,473,700.00







     (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                     0.00%            100.00%
5.   The Pool Factor

     The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1998, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

     (a) Class A and Class B Certificates.

                                                  Class A             Class B
                                                  -------             -------
                                                  1.00000000          1.00000000

                           DISCOVER CARD MASTER TRUST
                                 Series 1995-1
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1998


Pursuant to the Series Supplement dated as of April 19, 1995, for Series 1995-1, and relating to the Pooling and Servicing Agreement dated as of April 1, 1995, (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the transition period from January 1, 1998 through November 30, 1998. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Eleven Months Ended November 30, 1998

   1. Class A Certificates

     (a) The amount of distribution to Class A Certificateholders on the related
         Distribution Dates.

                                                      Total          Interest        Principal
                                               --------------------------------------------------
                                             $33,204,861.17    $33,204,861.17            $0.00


     (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                                      Total          Interest        Principal
                                               --------------------------------------------------
                                             $55.34143528      $55.34143528        $0.00000000


   2. Class B Certificates

     (a) The amount of distribution to Class B Certificateholders on the related
         Distribution Dates.

                                                      Total          Interest        Principal
                                               --------------------------------------------------
                                              $1,797,732.54     $1,797,732.54            $0.00

(b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                                      Total          Interest        Principal
                                               --------------------------------------------------
                                               $56.92810222      $56.92810222      $0.00000000



Series 1995-1

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

     (a) The aggregate amount of Finance Charge Collections processed during the
         related Due Periods.                                                          $3,783,921,156.93


     (b) The aggregate amount of Principal Collections processed during the
         related Due Periods.                                                         $31,239,912,583.66


     (c) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of the Class A
         Certificates.                                                                   $107,714,309.20


     (d) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the Class A
         Certificates.                                                                   $889,398,383.74


     (e) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of the Class B
         Certificates.                                                                     $5,666,247.49


     (f) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the Class B
         Certificates.                                                                    $46,758,587.42


     (g) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of the Seller
         Certificate.                                                                    $694,278,397.74


     (h) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the Seller
         Certificate.                                                                  $5,740,160,564.16

   2. Investor Losses:  Reimbursement of Charge-Offs

     (a) The aggregate amount of Class A and Class B Investor Losses, as defined in the Agreement, during the related Due Periods.
                                                                              Class A                Class B
                                                                              -------                -------
                                                                                    $0.00                  $0.00



     (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest


                                                                              Class A                Class B
                                                                              -------                -------
                                                                              0.00000000             0.00000000


     (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor
         Losses


                                                                              Class A                Class B
                                                                              -------                -------
                                                                                    $0.00                 $0.00


     (d) The amount set forth in paragraph (c)above, per $1,000 interest.


                                                                              Class A                Class B
                                                                              -------                -------
                                                                              0.00000000             0.00000000

     (e) The aggregate amount of unreimbursed Class A and Class B Investor
         Losses in the Trust as of the end of the eleven months ended November
         30, 1998.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                                   $0.00                 $0.00

     (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                              0.00000000             0.00000000


3. Investor Servicing Fee
     (a) The amount of Class A and Class B Monthly Servicing Fee payable by
         Trust to the Servicer for the eleven months ended November 30, 1998.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                            $11,000,000.00         $578,948.37


4. Available Credit Enhancement Amount
     (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1998.

                                                                              Shared Amount         Class B Amount
                                                                              -------------         --------------
                                                                                      $0.00          $37,894,740.00


     (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                   0.00%               120.00%

5.   The Pool Factor

     The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1998, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

     (a) Class A and Class B Certificates.

                                                     Class A          Class B
                                                     -------          -------
                                                   1.00000000        1.00000000

                           DISCOVER CARD MASTER TRUST
                                 Series 1995-2
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1998


Pursuant to the Series Supplement dated as of August 1, 1995, for Series 1995-2, and relating to the Pooling and Servicing Agreement dated as of August 1, 1995, (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the transition period from January 1, 1998 through November 30, 1998. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Eleven Months Ended November 30, 1998

   1. Class A Certificates

     (a) The amount of distribution to Class A Certificateholders on the related
         Distribution Dates.
                                                      Total          Interest        Principal
                                               --------------------------------------------------
                                             $32,750,000.04    $32,750,000.04           $0.00

     (b) The amount of the distribution set forth in paragraph (a) above, per
         $1,000 interest.
                                                      Total          Interest        Principal
                                               --------------------------------------------------
                                               $65.50000008      $65.50000008     $0.00000000
   2. Class B Certificates

     (a) The amount of distribution to Class B Certificateholders on the related
         Distribution Dates.
                                                      Total          Interest        Principal
                                               --------------------------------------------------
                                              $1,776,330.00     $1,776,330.00           $0.00

     (b) The amount of the distribution set forth in paragraph (a) above, per
         $1,000 interest.
                                                      Total          Interest        Principal
                                               --------------------------------------------------
                                               $67.50000000      $67.50000000     $0.00000000

Series 1995-2

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

     (a) The aggregate amount of Finance Charge Collections processed during the
         related Due Periods.                                                          $3,783,921,156.93


     (b) The aggregate amount of Principal Collections processed during the
         related Due Periods.                                                         $31,239,912,583.66


     (c) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of the Class A
         Certificates.                                                                    $89,790,512.34


     (d) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the Class A
         Certificates.                                                                   $741,404,140.80


     (e) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of the Class B
         Certificates.                                                                     $4,707,595.35


     (f) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the Class B
         Certificates.                                                                    $38,891,674.34


     (g) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of the Seller
         Certificate.                                                                    $694,278,397.74


     (h) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the Seller
         Certificate.                                                                  $5,740,160,564.16


   2. Investor Losses:  Reimbursement of Charge-Offs

     (a) The aggregate amount of Class A and Class B Investor Losses, as defined in the Agreement, during the related Due Periods.
                                                                              Class A                Class B
                                                                              -------                -------
                                                                                   $0.00                  $0.00


     (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest
                                                                              Class A                Class B
                                                                              -------                -------
                                                                              0.00000000             0.00000000

     (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor
         Losses
                                                                              Class A                Class B
                                                                              -------                -------
                                                                                    $0.00                 $0.00


     (d) The amount set forth in paragraph (c)above, per $1,000 interest.
                                                                              Class A                Class B
                                                                              -------                -------
                                                                              0.00000000             0.00000000

     (e) The aggregate amount of unreimbursed Class A and Class B Investor
         Losses in the Trust as of the end of the eleven months ended November
         30, 1998.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                                    $0.00                 $0.00

     (f) The amount set forth in paragraph (e) above, per $1,000 interest.
                                                                              Class A                Class B
                                                                              -------                -------
                                                                              0.00000000             0.00000000


   3. Investor Servicing Fee
      (a) The amount of Class A and Class B Monthly Servicing Fee payable by
          Trust to the Servicer for the eleven months ended November 30, 1998.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                             $9,166,666.63             $482,460.00


   4. Available Credit Enhancement Amount

     (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1998.

                                                                              Shared Amount         Class B Amount
                                                                              -------------         --------------
                                                                                    $0.00           $15,789,480.00





     (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                                                              Shared Amount         Class B Amount
                                                                              -------------         --------------
                                                                                     0.00%                60.00%
   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor
      Interest as of the Distribution Date prior to November 30, 1998, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.
                                                                              Class A                Class B
                                                                              -------                -------
                                                                              1.00000000             1.00000000



                           DISCOVER CARD MASTER TRUST
                                 Series 1995-3
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1998


Pursuant to the Series Supplement dated as of September 28, 1995, for Series 1995-3, and relating to the Pooling and Servicing Agreement dated as of September 1, 1995(the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the transition period from January 1, 1998 through November 30, 1998. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Eleven Months Ended November 30, 1998

   1. Class A Certificates


     (a) The amount of distribution to Class A Certificateholders on the related
         Distribution Dates.

                                                      Total          Interest        Principal
                                               --------------------------------------------------
                                             $27,344,050.97     $27,344,050.97           $0.00

     (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                                      Total          Interest        Principal
                                               --------------------------------------------------
                                              $54.68810194      $54.68810194         $0.00000000

   2. Class B Certificates

     (a) The amount of distribution to Class B Certificateholders on the related
         Distribution Dates.

                                                      Total          Interest        Principal
                                               --------------------------------------------------
                                              $1,468,646.02     $1,468,646.02            $0.00

     (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                                      Total          Interest        Principal
                                              --------------------------------------------------
                                               $55.80810230      $55.80810230      $0.00000000




Series 1995-3

B. Information Regarding the Performance of the Trust
     1. Collections of Receivables

     (a) The aggregate amount of Finance Charge Collections processed during the
         related Due Periods.                                                             $3,783,921,156.93


     (b) The aggregate amount of Principal Collections processed during the
         related Due Periods.                                                            $31,239,912,583.66


     (c) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of the Class A
         Certificates.                                                                       $89,790,512.34


     (d) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the Class A
         Certificates.                                                                      $741,404,140.80


     (e) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of the Class B
         Certificates.                                                                        $4,707,595.35


     (f) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the Class B
         Certificates.                                                                       $38,891,674.34


     (g) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of the Seller
         Certificate.                                                                       $694,278,397.74


     (h) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the Seller
         Certificate.                                                                     $5,740,160,564.16

   2.  Investor Losses:  Reimbursement of Charge-Offs

     (a) The aggregate amount of Class A and Class B Investor Losses, as defined in the Agreement, during the related Due Periods.
                                                                             Class A                Class B
                                                                             -------                -------
                                                                                  $0.00                  $0.00


     (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest
                                                                              Class A                Class B
                                                                              -------                -------
                                                                              0.00000000             0.00000000

     (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor
         Losses
                                                                              Class A                Class B
                                                                              -------                -------
                                                                                    $0.00                 $0.00


     (d) The amount set forth in paragraph (c)above, per $1,000 interest.
                                                                              Class A                Class B
                                                                              -------                -------
                                                                              0.00000000             0.00000000

     (e) The aggregate amount of unreimbursed Class A and Class B Investor
         Losses in the Trust as of the end of the eleven months ended November
         30, 1998.
                                                                              Class A                Class B
                                                                              -------                -------
                                                                                    $0.00                 $0.00

     (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                              0.00000000             0.00000000

   3. Investor Servicing Fee

     (a) The amount of Class A and Class B Monthly Servicing Fee payable by
         Trust to the Servicer for the eleven months ended November 30, 1998.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                              $9,166,666.63          $482,460.00


   4. Available Credit Enhancement Amount

     (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1998.

                                                                              Shared Amount         Class B Amount
                                                                              --------------        --------------
                                                                                        $0.00          $31,578,960.00



     (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                                                              Shared Amount         Class B Amount
                                                                              -------------         --------------
                                                                                     0.00%               120.00%
   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor
      Interest as of the Distribution Date prior to November 30, 1998, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

     (a) Class A and Class B Certificates.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                              1.00000000             1.00000000



                           DISCOVER CARD MASTER TRUST
                                 Series 1996-1
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1998


Pursuant to the Series Supplement dated as of January 18, 1996, for Series 1996-1, and relating to the Pooling and Servicing Agreement dated as of January 1, 1996, (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the transition period from January 1, 1998 through November 30, 1998. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Eleven Months Ended November 30, 1998

   1. Class A Certificates

     (a) The amount of distribution to Class A Certificateholders on the related
         Distribution Dates.


                                                       Total          Interest        Principal
                                               --------------------------------------------------
                                               $54,314,768.62    $54,314,768.62          $0.00

     (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                                       Total          Interest        Principal
                                               --------------------------------------------------
                                                $54.31476862      $54.31476862      $0.00000000

   2. Class B Certificates

     (a) The amount of distribution to Class B Certificateholders on the related
         Distribution Dates.

                                                       Total          Interest        Principal
                                               --------------------------------------------------
                                               $2,922,555.06     $2,922,555.06            $0.00

     (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                                       Total          Interest        Principal
                                               --------------------------------------------------
                                                $55.52810192      $55.52810192      $0.00000000





Series 1996-1

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables
     (a) The aggregate amount of Finance Charge Collections processed during the
         related Due Periods.                                                          $3,783,921,156.93


     (b) The aggregate amount of Principal Collections processed during the
         related Due Periods.                                                         $31,239,912,583.66


     (c) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of the Class A
         Certificates.                                                                   $179,543,334.65


     (d) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the Class A
         Certificates.                                                                 $1,482,492,912.21


     (e) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of the Class B
         Certificates.                                                                     $9,391,890.68


     (f) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the Class B
         Certificates.                                                                    $77,529,246.49


     (g) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of the Seller
         Certificate.                                                                    $694,278,397.74


     (h) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the Seller
         Certificate.                                                                  $5,740,160,564.16


   2. Investor Losses:  Reimbursement of Charge-Offs
     (a) The aggregate amount of Class A and Class B Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                                  $0.00                  $0.00






     (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                                                              Class A                Class B
                                                                              -------                -------
                                                                              0.00000000             0.00000000

     (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                                                              Class A                Class B
                                                                              -------                -------
                                                                                  $0.00                 $0.00


     (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                              0.00000000             0.00000000

     (e) The aggregate amount of unreimbursed Class A and Class B Investor
         Losses in the Trust as of the end of the eleven months ended
         November 30, 1998.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                                  $0.00                 $0.00

     (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                                             Class A                Class B
                                                                             -------                -------
                                                                              0.00000000             0.00000000


   3. Investor Servicing Fee
     (a) The amount of Class A and Class B Monthly Servicing Fee payable by
         Trust to the Servicer for the eleven months ended November 30, 1998.


                                                                             Class A                Class B
                                                                             -------                -------
                                                                             $18,333,333.37         $964,920.00


   4. Available Credit Enhancement Amount

     (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1998.

                                                                              Shared Amount         Class B Amount
                                                                              --------------        --------------
                                                                                      $0.00              $57,894,760.00



     (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                                                              Shared Amount         Class B Amount
                                                                              -------------         ---------------
                                                                                     0.00%               110.00%
   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor
      Interest as of the Distribution Date prior to November 30, 1998, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

     (a) Class A and Class B Certificates.

                                                                              Class A                Class B
                                                                              --------               -------
                                                                              1.00000000             1.00000000



                           DISCOVER CARD MASTER TRUST
                                 Series 1996-2
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1998


Pursuant to the Series Supplement dated as of January 29, 1996, for Series 1996-2, and relating to the Pooling and Servicing Agreement dated as of January 1, 1996, (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the transition period from January 1, 1998 through November 30, 1998. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Eleven Months Ended November 30, 1998


   1. Class A Certificates

     (a) The amount of distribution to Class A Certificateholders on the related
         Distribution Dates.
                                                      Total          Interest        Principal
                                               --------------------------------------------------
                                             $49,303,291.75    $49,303,291.75            $0.00

     (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                                      Total          Interest        Principal
                                               --------------------------------------------------
                                               $54.78143528      $54.78143528      $0.00000000

   2. Class B Certificates

     (a) The amount of distribution to Class B Certificateholders on the related
         Distribution Dates.

                                                      Total          Interest        Principal
                                               --------------------------------------------------
                                              $2,656,837.32     $2,656,837.32            $0.00

     (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.


                                                      Total          Interest        Principal
                                               --------------------------------------------------
                                               $56.08810235      $56.08810235      $0.00000000






Series 1996-2

B. Information Regarding the Performance of the Trust


   1. Collections of Receivables

     (a) The aggregate amount of Finance Charge Collections processed during the
         related Due Periods.                                                          $3,783,921,156.93


     (b) The aggregate amount of Principal Collections processed during the
         related Due Periods.                                                         $31,239,912,583.66


     (c) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of the Class A
         Certificates.                                                                   $161,585,206.46


     (d) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the Class A
         Certificates.                                                                 $1,334,193,141.65


     (e) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of the Class B
         Certificates.                                                                     $8,563,154.51


     (f) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the Class B
         Certificates.                                                                    $70,692,630.09


     (g) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of the Seller
         Certificate.                                                                    $694,278,397.74


     (h) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the Seller
         Certificate.                                                                  $5,740,160,564.16


   2.  Investor Losses:  Reimbursement of Charge-Offs

     (a) The aggregate amount of Class A and Class B Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                                   $0.00                  $0.00




     (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                                                              Class A                Class B
                                                                              -------                -------
                                                                               0.00000000            0.00000000

     (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor
         Losses

                                                                              Class A                Class B
                                                                              -------                -------
                                                                                    $0.00                 $0.00


     (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                               0.00000000            0.00000000

     (e) The aggregate amount of unreimbursed Class A and Class B Investor
         Losses in the Trust as of the end of the eleven months ended November
         30, 1998.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                                    $0.00                 $0.00

     (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                               0.00000000            0.00000000


   3. Investor Servicing Fee
     (a) The amount of Class A and Class B Monthly Servicing Fee payable by
         Trust to the Servicer for the eleven months ended November 30, 1998.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                             $16,500,000.00           $868,431.63


   4. Available Credit Enhancement Amount
     (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1998.

                                                                              Shared Amount         Class B Amount
                                                                              -------------         ---------------
                                                                                     $0.00           $56,842,140.00




     (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                                                              Shared Amount         Class B Amount
                                                                              -------------         ---------------
                                                                                     0.00%               120.00%
   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor
      Interest as of the Distribution Date prior to November 30, 1998, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

     (a) Class A and Class B Certificates.

                                                                              Class A                Class B
                                                                              --------               -------
                                                                              1.00000000             1.00000000




                           DISCOVER CARD MASTER TRUST
                                 Series 1996-3
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1998


Pursuant to the Series Supplement dated as of February 21, 1996, for Series 1996-3, and relating to the Pooling and Servicing Agreement dated as of February 1, 1996,(the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the transition period from January 1, 1998 through November 30, 1998. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Eleven Months Ended November 30, 1998


   1. Class A Certificates

     (a) The amount of distribution to Class A Certificateholders on the related
         Distribution Dates.

                                                      Total          Interest        Principal
                                               --------------------------------------------------
                                             $36,300,000.00    $36,300,000.00           $0.00

     (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.


                                                      Total          Interest        Principal
                                               --------------------------------------------------
                                               $60.50000000      $60.50000000      $0.00000000

   2. Class B Certificates

     (a) The amount of distribution to Class B Certificateholders on the related
         Distribution Dates.


                                                      Total          Interest        Principal
                                               --------------------------------------------------
                                              $1,973,687.52     $1,973,687.52            $0.00


     (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                                      Total          Interest        Principal
                                               --------------------------------------------------
                                               $62.50000063      $62.50000063      $0.00000000







Series 1996-3

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

     (a) The aggregate amount of Finance Charge Collections processed during the
         related Due Periods.                                                          $3,783,921,156.93


     (b) The aggregate amount of Principal Collections processed during the
         related Due Periods.                                                         $31,239,912,583.66


     (c) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of the Class A
         Certificates.                                                                   $107,714,309.20


     (d) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the Class A
         Certificates.                                                                   $889,398,383.74


     (e) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of the Class B
         Certificates.                                                                     $5,666,247.49


     (f) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the Class B
         Certificates.                                                                    $46,758,587.42


     (g) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of the Seller
         Certificate.                                                                    $694,278,397.74


     (h) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the Seller
         Certificate.                                                                  $5,740,160,564.16


   2.  Investor Losses:  Reimbursement of Charge-Offs

     (a) The aggregate amount of Class A and Class B Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                                   $0.00                  $0.00



     (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                                                              Class A                Class B
                                                                              -------                -------
                                                                              0.00000000             0.00000000

     (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor
         Losses

                                                                              Class A                Class B
                                                                              -------                -------
                                                                                  $0.00                 $0.00


     (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                                                              Class A                Class B
                                                                              -------                -------
                                                                              0.00000000             0.00000000

     (e) The aggregate amount of unreimbursed Class A and Class B Investor
         Losses in the Trust as of the end of the eleven months ended November
         30, 1998.

                                                                             Class A                Class B
                                                                             -------                -------
                                                                                 $0.00                 $0.00

     (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                                             Class A                Class B
                                                                             -------                -------
                                                                             0.00000000             0.00000000


   3. Investor Servicing Fee

     (a) The amount of Class A and Class B Monthly Servicing Fee payable by
         Trust to the Servicer for the eleven months ended November 30, 1998.

                                                                             Class A                Class B
                                                                             -------                -------
                                                                             $11,000,000.00       $578,948.37




   4. Available Credit Enhancement Amount

     (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1998.

                                                                              Shared Amount         Class B Amount
                                                                              -------------         --------------
                                                                                   $0.00                  $18,947,370.00



     (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                                                              Shared Amount         Class B Amount
                                                                              -------------         --------------
                                                                                   0.00%                60.00%
   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor
      Interest as of the Distribution Date prior to November 30, 1998, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                                                              Class A                Class B
                                                                              --------               --------
                                                                              1.00000000             1.00000000


                           DISCOVER CARD MASTER TRUST
                                 Series 1996-4
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1998


Pursuant to the Series Supplement dated as of April 30, 1996, for Series 1996-4, and relating to the Pooling and Servicing Agreement dated as of April 1, 1996, (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the transition period from January 1, 1998 through November 30, 1998. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Eleven Months Ended November 30, 1998

   1. Class A Certificates

     (a) The amount of distribution to Class A Certificateholders on the related
         Distribution Dates.

                                                      Total          Interest        Principal
                                               --------------------------------------------------
                                             $56,228,101.95     $56,228,101.95            $0.00

     (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                                      Total          Interest        Principal
                                               --------------------------------------------------
                                               $56.22810195      $56.22810195      $0.00000000

   2. Class B Certificates

     (a) The amount of distribution to Class B Certificateholders on the related
         Distribution Dates.

                                                      Total          Interest        Principal
                                               --------------------------------------------------
                                              $3,045,363.04     $3,045,363.04            $0.00

     (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                                      Total          Interest        Principal
                                               --------------------------------------------------
                                               $57.86143487      $57.86143487      $0.00000000




Series 1996-4

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

     (a) The aggregate amount of Finance Charge Collections processed during the
         related Due Periods.                                                          $3,783,921,156.93

     (b) The aggregate amount of Principal Collections processed during the
         related Due Periods.                                                         $31,239,912,583.66


     (c) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of the Class A
         Certificates.                                                                   $179,543,334.65


     (d) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the Class A
         Certificates.                                                                 $1,482,492,912.21


     (e) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of the Class B
         Certificates.                                                                     $9,391,890.68


     (f) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the Class B
         Certificates.                                                                    $77,529,246.49


     (g) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of the Seller
         Certificate.                                                                    $694,278,397.74


     (h) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the Seller
         Certificate.                                                                  $5,740,160,564.16


   2.  Investor Losses:  Reimbursement of Charge-Offs

     (a) The aggregate amount of Class A and Class B Investor Losses, as defined in the Agreement, during the related Due Periods.


                                                                              Class A                Class B
                                                                              -------                -------
                                                                              $0.00                  $0.00






     (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                             Class A                Class B
                                             -------                -------
                                             0.00000000             0.00000000

     (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                             Class A                Class B
                                             -------                -------
                                             $0.00                  $0.00


     (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                             Class A                Class B
                                             -------                -------
                                             0.00000000             0.00000000

     (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the eleven months ended November 30, 1998.

                                             Class A                Class B
                                             -------                -------
                                                  $0.00                $0.00

     (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                             Class A                Class B
                                             -------                -------
                                             0.00000000             0.00000000


     3. Investor Servicing Fee
        ----------------------
        (a)  The amount of Class A and Class B Monthly
             Servicing Fee payable by Trust to the Servicer for the eleven months ended November 30, 1998.

                                             Class A                Class B
                                             -------                -------
                                             $18,333,333.37        $964,920.00


     4. Available Credit Enhancement Amount
        -----------------------------------
        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1998.

                                          Shared Amount         Class B Amount
                                          -------------         --------------
                                                  $0.00         $63,157,920.00

     (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                          Shared Amount         Class B Amount
                                          -------------         --------------
                                                  0.00%               120.00%

5.   The Pool Factor
     ---------------

     The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1998, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

     (a) Class A and Class B Certificates.

                                             Class A                Class B
                                             -------                -------
                                             1.00000000             1.00000000

                           DISCOVER CARD MASTER TRUST
                                 Series 1997-1
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1998


Pursuant to the Series Supplement dated as of August 26, 1997, for Series 1997-1, and relating to the Pooling and Servicing Agreement dated as of August 1, 1997, (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the transition period from January 1, 1998 through November 30, 1998. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Eleven Months Ended November 30, 1998
     -----------------------

     1. Class A Certificates
        --------------------

        (a)  The amount of distribution to Class A
             Certificateholders on the related Distribution
             Dates.
                                        Total          Interest        Principal
                         -------------------------------------------------------

                               $40,176,076.48    $40,176,076.48            $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                         -------------------------------------------------------
                                 $53.56810197      $53.56810197      $0.00000000

     2. Class B Certificates
        --------------------

        (a)  The amount of distribution to Class
             B Certificateholders on the related Distribution
             Dates.
                                        Total          Interest        Principal
                         -------------------------------------------------------
                                $2,180,863.57     $2,180,863.57            $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                         -------------------------------------------------------
                                 $55.24810179      $55.24810179      $0.00000000

Series 1997-1

B.   Information Regarding the Performance of the Trust

     1. Collections of Receivables
        --------------------------

        (a)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods.                $ 3,783,921,156.93


        (b)  The aggregate amount of Principal Collections
             processed during the related Due Periods.                $31,239,912,583.66


        (c)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Class A Certificates.        $   134,642,148.27


        (d)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Class A Certificates.        $ 1,111,730,737.41


        (e)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Class B Certificates.        $     7,140,106.68


        (f)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Class B Certificates.        $    58,939,024.47


        (g)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Seller Certificate.          $   694,278,397.74


        (h)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Seller Certificate.          $ 5,740,160,564.16

2.   Investor Losses:  Reimbursement of Charge-Offs
     ----------------------------------------------
     (a) The aggregate amount of Class A and Class B
         Investor Losses, as defined in the Agreement, during the related Due Periods.

                                        Class A                  Class B
                                        -------                  --------
                                             $0.00                  $0.00

     (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                        Class A                  Class B
                                        -------                  -------
                                        0.00000000               0.00000000

     (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                        Class A                  Class B
                                        -------                  -------
                                             $0.00                    $0.00


     (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                        Class A                  Class B
                                        -------                  -------
                                        0.00000000               0.00000000

     (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the eleven months ended November 30, 1998.

                                        Class A                  Class B
                                        -------                  -------
                                             $0.00                    $0.00

     (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                        Class A                  Class B
                                        -------                  -------
                                        0.00000000               0.00000000


3.   Investor Servicing Fee
     ----------------------
     (a) The amount of Class A and Class B Monthly
         Servicing Fee payable by Trust to the Servicer for the eleven months ended November 30, 1998.

                                        Class A                  Class B
                                        -------                  -------
                                        $13,750,000.00           $723,690.00


4.   Available Credit Enhancement Amount
     -----------------------------------
     (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1998.

                                        Shared Amount            Class B Amount
                                        -------------            --------------
                                                  $0.00          $59,210,550.00

     (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                        Shared Amount            Class B Amount
                                        -------------            --------------
                                                0.00%                  150.00%
5.   The Pool Factor
     ---------------

     The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1998, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

     (a) Class A and Class B Certificates.

                                        Class A                  Class B
                                        -------                  -------
                                        1.00000000               1.00000000

                           DISCOVER CARD MASTER TRUST
                                 Series 1997-2
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1998


Pursuant to the Series Supplement dated as of October 15, 1997, for Series 1997-2, and relating to the Pooling and Servicing Agreement dated as of October 1, 1997, (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the transition period from January 1, 1998 through November 30, 1998. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Eleven Months Ended November 30, 1998
     -----------------------

     1. Class A Certificates
        --------------------
     (a) The amount of distribution to Class A
         Certificateholders on the related Distribution
         Dates.
                                        Total          Interest        Principal
                         -------------------------------------------------------
                               $31,130,000.00    $31,130,000.00            $0.00

     (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                         -------------------------------------------------------
                                 $62.26000000      $62.26000000      $0.00000000

2.   Class B Certificates
     --------------------
     (a) The amount of distribution to Class
         B Certificateholders on the related Distribution
         Dates.
                                        Total          Interest        Principal
                         -------------------------------------------------------
                                $1,485,839.14     $1,485,839.14            $0.00

     (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                         -------------------------------------------------------
                                 $56.46143563      $56.46143563      $0.00000000

Series 1997-2

B.   Information Regarding the Performance of the Trust
     --------------------------------------------------

     1. Collections of Receivables
        --------------------------

     (a) The aggregate amount of Finance Charge Collections
         processed during the related Due Periods.                    $ 3,783,921,156.93


     (b) The aggregate amount of Principal Collections
         processed during the related Due Periods.                    $31,239,912,583.66


     (c) The aggregate amount of Finance Charge Collections
         processed during the related Due Periods which was
         allocated in respect of the Class A Certificates.            $    89,790,512.34


     (d) The aggregate amount of Principal Collections
         processed during the related Due Periods which was
         allocated in respect of the Class A Certificates.            $   741,404,140.80


     (e) The aggregate amount of Finance Charge Collections
         processed during the related Due Periods which was
         allocated in respect of the Class B Certificates.            $     4,707,595.35


     (f) The aggregate amount of Principal Collections
         processed during the related Due Periods which was
         allocated in respect of the Class B Certificates.            $    38,891,674.34


     (g) The aggregate amount of Finance Charge Collections
         processed during the related Due Periods which was
         allocated in respect of the Seller Certificate.              $   694,278,397.74


     (h) The aggregate amount of Principal Collections
         processed during the related Due Periods which was
         allocated in respect of the Seller Certificate.              $ 5,740,160,564.16

2.   Investor Losses:  Reimbursement of Charge-Offs
     ----------------------------------------------
     (a) The aggregate amount of Class A and Class B
         Investor Losses, as defined in the Agreement, during the related Due Periods.

                                        Class A                  Class B
                                        -------                  -------
                                             $0.00                    $0.00

     (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                        Class A                  Class B
                                        -------                  -------
                                        0.00000000               0.00000000

     (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                        Class A                  Class B
                                        -------                  -------
                                             $0.00                    $0.00


     (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                        Class A                  Class B
                                        -------                  -------
                                        0.00000000               0.00000000

     (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the eleven months ended November 30, 1998.

                                        Class A                  Class B
                                        -------                  -------
                                             $0.00                    $0.00

     (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                        Class A                  Class B
                                        -------                  -------
                                        0.00000000               0.00000000


3.   Investor Servicing Fee
     ----------------------
     (a) The amount of Class A and Class B Monthly
         Servicing Fee payable by Trust to the Servicer for the eleven months ended November 30, 1998.

                                        Class A                  Class B
                                        -------                  -------
                                        $9,166,666.63            $482,460.00


4.   Available Credit Enhancement Amount
     -----------------------------------
     (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1998.

                                        Shared Amount            Class B Amount
                                        -------------            --------------
                                                  $0.00          $21,052,640.00

     (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                        Shared Amount            Class B Amount
                                        -------------            --------------
                                               0.00%                    80.00%
5.   The Pool Factor
     ---------------

     The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1998, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

     (a) Class A and Class B Certificates.

                                        Class A                  Class B
                                        -------                  -------
                                        1.00000000               1.00000000

                           DISCOVER CARD MASTER TRUST
                                 Series 1997-3
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1998


Pursuant to the Series Supplement dated as of October 23, 1997, for Series 1997-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1997, (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the transition period from January 1, 1998 through November 30, 1998. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Eleven Months Ended November 30, 1998
     -----------------------

     1. Class A Certificates
        --------------------
     (a) The amount of distribution to Class A
         Certificateholders on the related Distribution
         Dates.
                                        Total          Interest        Principal
                         -------------------------------------------------------
                               $35,061,932.94    $35,061,932.94            $0.00

     (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                         -------------------------------------------------------
                                 $53.94143529      $53.94143529      $0.00000000

2.   Class B Certificates
     --------------------
     (a) The amount of distribution to Class
         B Certificateholders on the related Distribution
         Dates.
                                        Total          Interest        Principal
                         -------------------------------------------------------
                                $1,902,864.94     $1,902,864.94            $0.00

     (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                         -------------------------------------------------------
                                 $55.62143580      $55.62143580      $0.00000000

Series 1997-3

B.   Information Regarding the Performance of the Trust
     --------------------------------------------------

     1. Collections of Receivables
        --------------------------

     (a) The aggregate amount of Finance Charge Collections
         processed during the related Due Periods.               $ 3,783,921,156.93


     (b) The aggregate amount of Principal Collections
         processed during the related Due Periods.               $31,239,912,583.66


     (c) The aggregate amount of Finance Charge Collections
         processed during the related Due Periods which was
         allocated in respect of the Class A Certificates.       $   116,687,103.06


     (d) The aggregate amount of Principal Collections
         processed during the related Due Periods which was
         allocated in respect of the Class A Certificates.       $   963,508,860.80


     (e) The aggregate amount of Finance Charge Collections
         processed during the related Due Periods which was
         allocated in respect of the Class B Certificates.       $     6,106,347.72


     (f) The aggregate amount of Principal Collections
         processed during the related Due Periods which was
         allocated in respect of the Class B Certificates.       $    50,411,927.57


     (g) The aggregate amount of Finance Charge Collections
         processed during the related Due Periods which was
         allocated in respect of the Seller Certificate.         $   694,278,397.74


     (h) The aggregate amount of Principal Collections
         processed during the related Due Periods which was
         allocated in respect of the Seller Certificate.         $ 5,740,160,564.16

2.   Investor Losses:  Reimbursement of Charge-Offs
     ----------------------------------------------
     (a) The aggregate amount of Class A and Class B
         Investor Losses, as defined in the Agreement, during the related Due Periods.

                                        Class A                  Class B
                                        -------                  -------
                                             $0.00                    $0.00

    (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                                Class A               Class B
                                                -------               -------
                                                0.00000000            0.00000000

    (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                                Class A               Class B
                                                -------               -------
                                                $0.00                      $0.00


    (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                                Class A               Class B
                                                -------               -------
                                                0.00000000            0.00000000

    (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the eleven months ended November 30, 1998.

                                                Class A               Class B
                                                -------               -------
                                                     $0.00                 $0.00

    (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                Class A               Class B
                                                -------               -------
                                                0.00000000            0.00000000


3.  Investor Servicing Fee
    (a) The amount of Class A and Class B Monthly
        Servicing Fee payable by Trust to the Servicer for the eleven months ended November 30, 1998.

                                                Class A               Class B
                                                -------               -------
                                            $11,916,666.63           $627,201.63


4.  Available Credit Enhancement Amount
    (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1998.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                     $0.00        $51,315,825.00

     (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                      0.00%            150.00%

5.   The Pool Factor

     The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1998, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

     (a) Class A and Class B Certificates.

                                                    Class A           Class B
                                                    -------           -------
                                                   1.00000000        1.00000000

                           DISCOVER CARD MASTER TRUST
                                 Series 1997-4
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1998


Pursuant to the Series Supplement dated as of October 31, 1997, for Series 1997-4, and relating to the Pooling and Servicing Agreement dated as of October 1, 1997, (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the transition period from January 1, 1998 through November 30, 1998. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A. Information Regarding the Aggregate Distributions for the Eleven Months Ended November 30, 1998

     1. Class A Certificates

     (a) The amount of distribution to Class A
         Certificateholders on the related Distribution
         Dates.
                                           Total         Interest      Principal
                              --------------------------------------------------
                                  $40,036,076.47   $40,036,076.47          $0.00

     (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                           Total         Interest      Principal
                              --------------------------------------------------
                                    $53.38143529     $53.38143529    $0.00000000

     2.  Class B Certificates

     (a) The amount of distribution to Class
         B Certificateholders on the related Distribution
         Dates.
                                           Total         Interest      Principal
                              --------------------------------------------------
                                   $2,173,495.09    $2,173,495.09          $0.00

     (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                           Total         Interest      Principal
                              --------------------------------------------------
                                    $55.06143512     $55.06143512    $0.00000000

     Series 1997-4

B.   Information Regarding the Performance of the Trust

     1.  Collections of Receivables
     (a) The aggregate amount of Finance Charge Collections
         processed during the related Due Periods.                       $3,783,921,156.93


     (b) The aggregate amount of Principal Collections
         processed during the related Due Periods.                      $31,239,912,583.66


     (c) The aggregate amount of Finance Charge Collections
         processed during the related Due Periods which was
         allocated in respect of the Class A Certificates.                 $134,642,148.27


     (d) The aggregate amount of Principal Collections
         processed during the related Due Periods which was
         allocated in respect of the Class A Certificates.               $1,111,730,737.41


     (e) The aggregate amount of Finance Charge Collections
         processed during the related Due Periods which was
         allocated in respect of the Class B Certificates.                   $7,140,106.68


     (f) The aggregate amount of Principal Collections
         processed during the related Due Periods which was
         allocated in respect of the Class B Certificates.                  $58,939,024.47


     (g) The aggregate amount of Finance Charge Collections
         processed during the related Due Periods which was
         allocated in respect of the Seller Certificate.                   $694,278,397.74


     (h) The aggregate amount of Principal Collections
         processed during the related Due Periods which was
         allocated in respect of the Seller Certificate.                 $5,740,160,564.16

2.   Investor Losses:  Reimbursement of Charge-Offs

     (a) The aggregate amount of Class A and Class B
         Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                       Class A           Class B
                                                       -------           -------
                                                         $0.00             $0.00

     (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                                       Class A           Class B
                                                       -------           -------
                                                     0.00000000       0.00000000

     (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                                       Class A           Class B
                                                       -------           -------
                                                          $0.00            $0.00

     (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                                       Class A           Class B
                                                       -------           -------
                                                     0.00000000       0.00000000

     (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the eleven months ended November 30, 1998.

                                                       Class A           Class B
                                                       -------           -------
                                                          $0.00            $0.00

     (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                       Class A           Class B
                                                       -------           -------
                                                     0.00000000       0.00000000

3.   Investor Servicing Fee
     (a) The amount of Class A and Class B Monthly
         Servicing Fee payable by Trust to the Servicer for the eleven months ended November 30, 1998.

                                                       Class A           Class B
                                                       -------           -------
                                                 $13,750,000.00      $723,690.00

4.   Available Credit Enhancement Amount
     (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1998.

                                                 Shared Amount    Class B Amount
                                                 -------------    --------------
                                                          $0.00   $59,210,550.00

     (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                      0.00%            150.00%

5.   The Pool Factor

The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1998, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

     (a) Class A and Class B Certificates.

                                                   Class A           Class B
                                                   -------           -------
                                                 1.00000000         1.00000000

                           DISCOVER CARD MASTER TRUST
                                 Series 1998-1
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1998


Pursuant to the Series Supplement dated as of January 14, 1998, for Series 1998-1, and relating to the Pooling and Servicing Agreement dated as of January 1, 1998, (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the transition period from January 1, 1998 through November 30, 1998. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A. Information Regarding the Aggregate Distributions for the Eleven Months Ended November 30, 1998

     1. Class A Certificates

        (a) The amount of distribution to Class A
            Certificateholders on the related Distribution
            Dates.
                                           Total         Interest      Principal
                              --------------------------------------------------
                                  $16,971,940.50   $16,971,940.50          $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                           Total         Interest      Principal
                              --------------------------------------------------
                                    $48.49125857     $48.49125857    $0.00000000

2.   Class B Certificates

     (a) The amount of distribution to Class
         B Certificateholders on the related Distribution
         Dates.
                                           Total         Interest      Principal
                              --------------------------------------------------
                                     $921,491.62      $921,491.62          $0.00

     (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                           Total         Interest      Principal
                              --------------------------------------------------
                                    $50.02125828     $50.02125828    $0.00000000

Series 1998-1

B.   Information Regarding the Performance of the Trust

     1. Collections of Receivables

     (a) The aggregate amount of Finance Charge Collections
         processed during the related Due Periods.             $3,783,921,156.93


     (b) The aggregate amount of Principal Collections
         processed during the related Due Periods.            $31,239,912,583.66


     (c) The aggregate amount of Finance Charge Collections
         processed during the related Due Periods which was
         allocated in respect of the Class A Certificates.        $57,441,566.99


     (d) The aggregate amount of Principal Collections
         processed during the related Due Periods which was
         allocated in respect of the Class A Certificates.       $470,506,434.89


     (e) The aggregate amount of Finance Charge Collections
         processed during the related Due Periods which was
         allocated in respect of the Class B Certificates.         $3,036,524.27


     (f) The aggregate amount of Principal Collections
         processed during the related Due Periods which was
         allocated in respect of the Class B Certificates.        $24,879,566.19


     (g) The aggregate amount of Finance Charge Collections
         processed during the related Due Periods which was
         allocated in respect of the Seller Certificate.         $694,278,397.74


     (h) The aggregate amount of Principal Collections
         processed during the related Due Periods which was
         allocated in respect of the Seller Certificate.       $5,740,160,564.16

2.   Investor Losses:  Reimbursement of Charge-Offs

     (a) The aggregate amount of Class A and Class B
         Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                       Class A        Class B
                                                       -------        -------
                                                            $0.00         $0.00

     (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                                      Class A           Class B
                                                      -------           -------
                                                     0.00000000       0.00000000

     (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                                      Class A           Class B
                                                      -------           -------
                                                          $0.00            $0.00


     (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                                      Class A           Class B
                                                      -------           -------
                                                     0.00000000       0.00000000

     (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the eleven months ended November 30, 1998.

                                                      Class A           Class B
                                                      -------           -------
                                                          $0.00            $0.00

     (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                      Class A           Class B
                                                      -------           -------
                                                     0.00000000       0.00000000


3.   Investor Servicing Fee
     (a) The amount of Class A and Class B Monthly
         Servicing Fee payable by Trust to the Servicer for the eleven months ended November 30, 1998.

                                                      Class A           Class B
                                                      -------           -------
                                                  $5,833,333.30      $307,033.30


4.   Available Credit Enhancement Amount
     (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1998.

                                               Shared Amount      Class B Amount
                                               -------------      --------------
                                                          $0.00   $27,631,650.00

     (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                             Shared Amount        Class B Amount
                                             -------------        --------------
                                                  0.00%               149.99%

5.   The Pool Factor

     The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1998, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

     (a) Class A and Class B Certificates.

                                                Class A              Class B
                                                -------              -------
                                               1.00000000           1.00000000

                           DISCOVER CARD MASTER TRUST
                                 Series 1998-2
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1998


Pursuant to the Series Supplement dated as of March 4, 1998, for Series 1998-2, and relating to the Pooling and Servicing Agreement dated as of March 1, 1998, (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the transition period from January 1, 1998 through November 30, 1998. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A. Information Regarding the Aggregate Distributions for the Eleven Months Ended November 30, 1998

     1. Class A Certificates

     (a) The amount of distribution to Class A
         Certificateholders on the related Distribution
         Dates.
                                        Total          Interest        Principal
                         -------------------------------------------------------
                               $15,386,111.13    $15,386,111.13            $0.00

     (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                         -------------------------------------------------------
                                 $30.77222226      $30.77222226      $0.00000000

2.   Class B Certificates

     (a) The amount of distribution to Class
         B Certificateholders on the related Distribution
         Dates.
                                        Total          Interest        Principal
                         -------------------------------------------------------
                                  $830,744.95       $830,744.95            $0.00

     (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                         -------------------------------------------------------
                                 $31.56805556      $31.56805556      $0.00000000

Series 1998-2

B.   Information Regarding the Performance of the Trust

     1. Collections of Receivables

     (a) The aggregate amount of Finance Charge Collections
         processed during the related Due Periods.             $3,783,921,156.93


     (b) The aggregate amount of Principal Collections
         processed during the related Due Periods.            $31,239,912,583.66


     (c) The aggregate amount of Finance Charge Collections
         processed during the related Due Periods which was
         allocated in respect of the Class A Certificates.        $66,187,147.97


     (d) The aggregate amount of Principal Collections
         processed during the related Due Periods which was
         allocated in respect of the Class A Certificates.       $541,615,883.44


     (e) The aggregate amount of Finance Charge Collections
         processed during the related Due Periods which was
         allocated in respect of the Class B Certificates.         $3,467,205.72


     (f) The aggregate amount of Principal Collections
         processed during the related Due Periods which was
         allocated in respect of the Class B Certificates.        $28,379,570.25


     (g) The aggregate amount of Finance Charge Collections
         processed during the related Due Periods which was
         allocated in respect of the Seller Certificate.         $694,278,397.74


     (h) The aggregate amount of Principal Collections
         processed during the related Due Periods which was
         allocated in respect of the Seller Certificate.       $5,740,160,564.16

2.   Investor Losses:  Reimbursement of Charge-Offs

     (a) The aggregate amount of Class A and Class B
         Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                  Class A              Class B
                                                  -------              -------
                                                      $0.00                $0.00

     (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                                Class A               Class B
                                                -------               -------
                                                0.00000000            0.00000000

     (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                                Class A               Class B
                                                -------               -------
                                                     $0.00                 $0.00


     (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                                Class A               Class B
                                                -------               -------
                                                0.00000000            0.00000000

     (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the eleven months ended November 30, 1998.

                                                Class A               Class B
                                                -------               -------
                                                     $0.00                 $0.00

     (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                Class A               Class B
                                                -------               -------
                                                0.00000000            0.00000000


3.   Investor Servicing Fee
     (a) The amount of Class A and Class B Monthly
         Servicing Fee payable by Trust to the Servicer for the eleven months ended November 30, 1998.

                                                Class A               Class B
                                                -------               -------
                                             $6,666,666.64           $350,880.00


4.   Available Credit Enhancement Amount
     (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1998.

                                             Shared Amount        Class B Amount
                                             -------------        --------------
                                                     $0.00        $21,052,640.00

     (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                            Shared Amount         Class B Amount
                                            -------------         --------------
                                                 0.00%                 80.00%

5.   The Pool Factor

     The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1998, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

     (a) Class A and Class B Certificates.

                                              Class A                Class B
                                              -------                -------
                                             1.00000000             1.00000000

                           DISCOVER CARD MASTER TRUST
                                 Series 1998-3
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1998


Pursuant to the Series Supplement dated as of March 25, 1998, for Series 1998-3, and relating to the Pooling and Servicing Agreement dated as of March 1, 1998, (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the transition period from January 1, 1998 through November 30, 1998. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Eleven Months Ended November 30, 1998
   -----------------

   1. Class A Certificates
      --------------------

     (a) The amount of distribution to Class A
         Certificateholders on the related Distribution
         Dates.
                                       Total         Interest       Principal
                  -----------------------------------------------------------
                              $28,222,101.05   $28,222,101.05           $0.00

     (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                       Total         Interest       Principal
                  -----------------------------------------------------------
                                $37.62946807     $37.62946807     $0.00000000

   2. Class B Certificates
      --------------------

      (a) The amount of distribution to Class
          B Certificateholders on the related Distribution
          Dates.

                                       Total         Interest       Principal
                  -----------------------------------------------------------
                               $1,528,083.33    $1,528,083.33           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                       Total         Interest       Principal
                  -----------------------------------------------------------
                                $38.71113467     $38.71113467     $0.00000000

Series 1998-3

B. Information Regarding the Performance of the Trust
   --------------------------------------------------

   1. Collections of Receivables
      --------------------------

      (a) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods.            $3,783,921,156.93


      (b) The aggregate amount of Principal Collections
          processed during the related Due Periods.           $31,239,912,583.66


      (c) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Class A Certificates.       $99,206,006.76


      (d) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Class A Certificates.      $811,762,868.20


      (e) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Class B Certificates.        $5,263,062.17


      (f) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Class B Certificates.       $43,060,412.33


      (g) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.        $694,278,397.74


      (h) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.      $5,740,160,564.16


   2. Investor Losses:  Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and Class B
          Investor Losses, as defined in the Agreement, during the related Due Periods.

                                           Class A                Class B
                                           -------                -------
                                                   $0.00                  $0.00

      (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                            Class A                Class B
                                            -------                -------

                                             0.00000000            0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                            Class A                Class B
                                            -------                -------

                                                  $0.00                 $0.00


      (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                            Class A                Class B
                                            -------                -------

                                             0.00000000            0.00000000


      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the eleven months ended November 30, 1998.

                                            Class A                Class B
                                            -------                -------

                                                  $0.00                 $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                            Class A                Class B
                                            -------                -------

                                             0.00000000            0.00000000


   3. Investor Servicing Fee
      ----------------------

      (a) The amount of Class A and Class B Monthly
          Servicing Fee payable by Trust to the Servicer for the eleven months ended November 30, 1998.

                                            Class A                Class B
                                            -------                -------

                                         $10,000,000.00           $526,320.00


   4. Available Credit Enhancement Amount
      -----------------------------------

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1998.

                                          Shared Amount       Class B Amount
                                          -------------       --------------

                                                  $0.00        $59,210,550.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                      Shared Amount         Class B Amount
                                      -------------         --------------

                                             0.00%               150.00%
   5. The Pool Factor
      ---------------

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1998, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                         Class A                 Class B
                                         -------                 -------

                                         1.00000000              1.00000000

                           DISCOVER CARD MASTER TRUST
                                 Series 1998-4
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1998


Pursuant to the Series Supplement dated as of April 9, 1998, for Series 1998-4, and relating to the Pooling and Servicing Agreement dated as of April 1, 1998, (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the transition period from January 1, 1998 through November 30, 1998. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Eleven Months Ended November 30, 1998
   -----------------

   1. Class A Certificates
      --------------------

      (a) The amount of distribution to Class A
          Certificateholders on the related Distribution
          Dates.

                                       Total         Interest       Principal
                    ---------------------------------------------------------
                              $14,854,166.65   $14,854,166.65           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.


                                       Total         Interest       Principal
                    ---------------------------------------------------------
                                $29.70833330     $29.70833330     $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class
          B Certificateholders on the related Distribution
          Dates.

                                       Total         Interest       Principal
                    ---------------------------------------------------------
                                 $802,199.40      $802,199.40           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.


                                       Total         Interest       Principal
                    ---------------------------------------------------------
                                $30.48333333     $30.48333333     $0.00000000

Series 1998-4

B. Information Regarding the Performance of the Trust
   --------------------------------------------------

   1. Collections of Receivables
      --------------------------

      (a) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods.            $3,783,921,156.93


      (b) The aggregate amount of Principal Collections
          processed during the related Due Periods.           $31,239,912,583.66


      (c) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Class A Certificates.       $57,997,501.94


      (d) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Class A Certificates.      $472,246,989.76


      (e) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Class B Certificates.        $3,048,050.61


      (f) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Class B Certificates.       $24,829,193.80


      (g) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.        $694,278,397.74


      (h) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.      $5,740,160,564.16


   2. Investor Losses:  Reimbursement of Charge-Offs
      ----------------------------------------------

      (a) The aggregate amount of Class A and Class B
          Investor Losses, as defined in the Agreement, during the related Due Periods.

                                       Class A                 Class B
                                       -------                 -------

                                               $0.00                   $0.00

      (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                             Class A               Class B
                                             -------               -------

                                             0.00000000            0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                             Class A               Class B
                                             -------               -------

                                                  $0.00                 $0.00


      (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                             Class A               Class B
                                             -------               -------

                                             0.00000000            0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the eleven months ended November 30, 1998.

                                             Class A               Class B
                                             -------               -------

                                                  $0.00                 $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                             Class A               Class B
                                             -------               -------

                                             0.00000000            0.00000000


   3. Investor Servicing Fee
      ----------------------

      (a) The amount of Class A and Class B Monthly
          Servicing Fee payable by Trust to the Servicer for the eleven months ended November 30, 1998.

                                             Class A               Class B
                                             -------               -------

                                          $5,833,333.31           $307,020.00


   4. Available Credit Enhancement Amount
      -----------------------------------

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1998.

                                         Shared Amount       Class B Amount
                                         -------------       --------------

                                                  $0.00        $21,052,640.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                        Shared Amount         Class B Amount
                                        -------------         --------------

                                               0.00%                80.00%

   5. The Pool Factor
      ---------------
      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1998, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                            Class A                Class B
                                            -------                -------

                                            1.00000000             1.00000000

                           DISCOVER CARD MASTER TRUST
                                 Series 1998-6
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1998


Pursuant to the Series Supplement dated as of July 30, 1998, for Series 1998-6, and relating to the Pooling and Servicing Agreement dated as of July 1, 1998, (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the transition period from January 1, 1998 through November 30, 1998. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Eleven Months Ended November 30, 1998
   -----------------------

   1. Class A Certificates
      --------------------

      (a) The amount of distribution to Class A
          Certificateholders on the related Distribution
          Dates.

                                     Total          Interest        Principal
                   ----------------------------------------------------------
                                     $0.00            $0.00             $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                     Total          Interest        Principal
                   ----------------------------------------------------------
                               $0.00000000       $0.00000000      $0.00000000

   2. Class B Certificates
      --------------------

      (a) The amount of distribution to Class
          B Certificateholders on the related Distribution
          Dates.

                                     Total          Interest        Principal
                   ----------------------------------------------------------
                                     $0.00             $0.00            $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                     Total          Interest        Principal
                   ----------------------------------------------------------
                               $0.00000000       $0.00000000      $0.00000000

Series 1998-6

B. Information Regarding the Performance of the Trust
   --------------------------------------------------

   1. Collections of Receivables
      --------------------------

      (a) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods.            $3,783,921,156.93


      (b) The aggregate amount of Principal Collections
          processed during the related Due Periods.           $31,239,912,583.66


      (c) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Class A Certificates.       $33,770,756.03


      (d) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Class A Certificates.      $283,133,806.33


      (e) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Class B Certificates.        $1,766,866.75


      (f) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Class B Certificates.       $14,830,411.91


      (g) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.        $694,278,397.74


      (h) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.      $5,740,160,564.16


   2. Investor Losses:  Reimbursement of Charge-Offs
      ----------------------------------------------

      (a) The aggregate amount of Class A and Class B
          Investor Losses, as defined in the Agreement, during the related Due Periods.

                                           Class A                Class B
                                           -------                -------

                                                   $0.00                  $0.00

      (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                             Class A               Class B
                                             -------               -------

                                             0.00000000            0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                             Class A               Class B
                                             -------               -------

                                                  $0.00                 $0.00


      (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                             Class A               Class B
                                             -------               -------

                                             0.00000000            0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the eleven months ended November 30, 1998.

                                             Class A               Class B
                                             -------               -------

                                                  $0.00                 $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                             Class A               Class B
                                             -------               -------

                                             0.00000000            0.00000000


   3. Investor Servicing Fee
      (a) The amount of Class A and Class B Monthly
          Servicing Fee payable by Trust to the Servicer for the eleven months ended November 30, 1998.

                                             Class A               Class B
                                             -------               -------

                                          $3,333,333.32           $175,440.00


   4. Available Credit Enhancement Amount
      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1998.

                                         Shared Amount        Class B Amount
                                         -------------        --------------

                                                  $0.00        $21,052,640.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                         Shared Amount         Class B Amount
                                         -------------         --------------

                                                0.00%                80.00%
   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1998, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                            Class A                Class B
                                            -------                -------

                                            1.00000000             1.00000000

                           DISCOVER CARD MASTER TRUST
                                  Series 1994-A
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1998


Pursuant to the Series Supplement dated as of December 20, 1994, for Series 1994-A, and relating to the Pooling and Servicing Agreement dated as of December 1, 1994,(the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the transition period from January 1, 1998 through November 30, 1998. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Eleven Months Ended November 30, 1998
   -----------------

   1. Class A Certificates
      --------------------

      (a) The amount of distribution to Class A
          Certificateholders on the related Distribution
          Dates.
                                   Total              Interest        Principal
                   ------------------------------------------------------------
                         $136,514,724.48       $136,514,724.48            $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                   Total              Interest        Principal
                   ------------------------------------------------------------
                            $53.53518606          $53.53518606      $0.00000000

   2. Class B Certificates
      --------------------

      (a) The amount of distribution to Class
          B Certificateholders on the related
          Distribution Dates.

                                   Total              Interest        Principal
                   ------------------------------------------------------------
                                   $0.00                 $0.00            $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                   Total              Interest        Principal
                   ------------------------------------------------------------
                             $0.00000000           $0.00000000      $0.00000000

Series 1994-A

B. Information Regarding the Performance of the Trust
   --------------------------------------------------

   1. Collections of Receivables
      --------------------------

      (a) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods.            $3,783,921,156.93

      (b) The aggregate amount of Principal Collections
          processed during the related Due Periods.           $31,239,912,583.66

      (c) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Class A Certificates.      $457,959,854.86

      (d) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Class A Certificates.    $3,781,366,991.47

      (e) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Class B Certificates.                $0.00

      (f) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Class B Certificates.                $0.00

      (g) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.        $694,278,397.74

      (h) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.      $5,740,160,564.16

   2. Investor Losses: Reimbursement of Charge-Offs
      ---------------------------------------------

      (a) The aggregate amount of Class A and Class B
          Investor Losses, as defined in the Agreement, during the related Due Periods.

                                     Class A                   Class B
                                     -------                   -------
                                             $0.00                     $0.00

      (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                     Class A                   Class B
                                     -------                   -------

                                        0.00000000                0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                     Class A                   Class B
                                     -------                   -------

                                             $0.00                     $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                     Class A                   Class B
                                     -------                   -------

                                        0.00000000                0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the eleven months ended November 30, 1998.

                                     Class A                   Class B
                                     -------                   -------

                                             $0.00                     $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                     Class A                   Class B
                                     -------                   -------

                                        0.00000000                0.00000000

   3. Investor Servicing Fee
      ----------------------

      (a) The amount of Class A and Class B Monthly
          Servicing Fee payable by Trust to the Servicer for the eleven months ended November 30, 1998.

                                     Class A                   Class B
                                     -------                   -------

                                    $46,750,000.00                     $0.00

   4. Available Credit Enhancement Amount
      -----------------------------------

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution
          Date prior to November 30, 1998.

                                   Shared Amount             Class B Amount
                                   -------------             --------------

                                   $204,000,000.00                     $0.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                   Shared Amount             Class B Amount
                                   -------------             --------------

                                           8.00%                      0.00%

   5. The Pool Factor
      ---------------

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1998, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                       Class A                    Class B
                                       -------                    -------

                                      1.00000000                 0.00000000